UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2024

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

305 -791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement, License for Entry, and Bill of Sale, dated as of December 27, 2024:

As previously disclosed in that certain Current Report on Form 8-K filed as December 18, 2024, EzFill Holdings, Inc., a Delaware corporation (the “Company”) and Shell Retail and Convenience Operations LLC d/b/a Shell TapUp and d/b/a Instafuel, a Delaware limited liability company (“Shell”) entered into a Letter of Understanding (the “LOU”) on December 12, 2024 in respect of the purchase and sale of seventy-eight (78) trucks and certain above ground tanks for a total purchase price of $5,345,077 plus applicable taxes. The LOU provides for the Company to pay Shell a seven percent (7%) non-refundable down payment by December 16, 2024, with the remaining balance due by December 26, 2024. Further, the LOU provides the Company with the option of removing up to eight (8) trucks from the schedule of transferred assets, based on the results of its inspections of the trucks, with the final purchase price being updated accordingly.

On December 27, 2024, the Company and Shell entered into that certain Purchase and Sale Agreement, License for Entry, and Bill of Sale (the “Agreement”) in closing the matters previously set forth in the LOU. Pursuant to the Agreement, the Company purchased from Shell seventy-three (73) trucks for $4,840,121.61 and six (6) atmospheric storage tanks for $80,000. In connection with the signing of the LOU, the Company previously paid the aforementioned seven percent (7%) non-refundable downpayment in the amount of $379,755.39 on December 16, 2024. The Agreement provides for certain representations, covenants and indemnification obligations that are customary for these types of transactions.

The information set forth above is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Purchase and Sale Agreement, License for Entry, and Bill of Sale, dated as of December 27, 2024, by and between Shell Retail and Convenience Operations LLC d/b/a Shell TapUp and d/b/a/ Instafuel and EzFill Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been redacted pursuant to Instruction No. 6 of Item 1.01 of Form 8-K or otherwise omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish a copy of all unredacted and omitted schedules and exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2025

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Chief Executive Officer